Exhibit 99.1

Brooklyn ImmunoTherapeutics Announces Receipt of Nasdaq Notification Regarding Minimum Bid Price Deficiency

SAN DIEGO, JUNE 17, 2022 (GLOBE NEWSWIRE) -- Brooklyn ImmunoTherapeutics, Inc. (Nasdaq:BTX) (“Brooklyn” or the “Company”), a biopharmaceutical company focused on developing advanced therapies using state-of-the-art mRNA cell engineering technology, today announced that on June 17, 2022, it received a notice (the “Notice”) from the Nasdaq Stock Market LLC (“Nasdaq”), stating that the Company is not in compliance with the minimum bid price requirement ("Minimum Bid Requirement") of US$1.00 per share under the Nasdaq Listing Rule 5450(a)(1) based upon the closing bid price of the Company’s common stock for the 30 consecutive business days prior to the date of the Notice. The Notice has no immediate effect on the listing or trading of the Company’s common stock on Nasdaq.

Under Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days from the date of the Notice, or December 14, 2022, to regain compliance with the Minimum Bid Requirement, during which time the Company’s common stock will continue to trade on Nasdaq. If at any time before December 14, 2022, the bid price of the common shares closes at or above US$1.00 per share for a minimum of 10 consecutive business days, the Company will regain compliance with the Minimum Bid Requirement. If the Company does not regain compliance with the Minimum Bid Requirement by December 14, 2022, the Company may be eligible, upon satisfaction of certain Nasdaq listing requirements, for an additional period of 180 calendar days to regain compliance or its common stock may be subject to delisting from Nasdaq.

The Company will closely monitor the closing bid price of its common stock and is considering its options to regain compliance with the Minimum Bid Requirement under the Nasdaq Listing Rules.

About Brooklyn ImmunoTherapeutics
Brooklyn is focused on developing advanced therapies using state-of-the-art mRNA cell engineering technology.

Brooklyn has multiple next-generation cell and gene-editing therapies in preclinical development for various indications. For more information about Brooklyn, please visit www.BrooklynITx.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are any statements that are not statements of historical fact and may be identified by terminology such as “believe,” “could,” “estimate,” “expect,” “plan,” “possible,” “potential,” “project,” “will” or other similar words and the negatives of such words. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those stated or implied in any forward-looking statement as a result of various factors, including, but not limited to, uncertainties related to: (i) the evolution of Brooklyn’s business model into a platform company focused on cellular, gene editing and cytokine programs; (ii) Brooklyn’s ability to successfully, cost-effectively and efficiently develop its technology and products; (iii) Brooklyn’s ability to successfully commence clinical trials of any products on a timely basis or at all; (iv) Brooklyn’s ability to successfully fund and manage the growth of its development activities; (v) Brooklyn’s ability to obtain regulatory approvals of its products for commercialization; (vi) uncertainties related to the impact of the COVID-19 pandemic on the business and financial condition of Brooklyn, including on the timing and cost of its clinical trials; and (vii) Brooklyn’s ability to regain compliance with the Minimum Bid Requirement. You should not rely upon forward-looking statements as predictions of future events. The forward-looking statements made in this communication speak only as of the date on which they were made, and Brooklyn does not undertake any obligation to update the forward-looking statements contained herein to reflect events that occur or circumstances that exist after the date hereof, except as required by applicable law.  Factors that may cause Brooklyn's actual results from those expressed or implied in forward-looking statements contained in this press release are more fully disclosed in Brooklyn’s periodic public filings with the U.S. Securities and Exchange Commission, particularly under the heading “Risk Factors” in Brooklyn’s Annual Report on Form 10-K for the year ended December 31, 2021.

Investor Relations Contact:
Solebury Trout
917-936-8430
investors@brooklynitx.com

Media Contact:
Michael V. Morabito, Ph.D.
Solebury Trout
917-936-8430
btx@soleburytrout.com